UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2018

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 20, 2018, TCF Financial Corporation’s wholly-owned subsidiary TCF National Bank ("TCF Bank") entered into a Stipulated Final Judgment and Order (the "BCFP Settlement") with the Bureau of Consumer Financial Protection, formerly known as the Consumer Financial Protection Bureau (the "BCFP"), to resolve the BCFP’s outstanding litigation captioned Consumer Financial Protection Bureau v. TCF National Bank related to TCF Bank’s opt-in practices, and has entered into a Consent Order and a Consent Order For a Civil Money Penalty and related stipulations (collectively, the "OCC Consent Orders") with the Office of the Comptroller of the Currency (the "OCC") to resolve related regulatory issues with the OCC (collectively, the BCFP Settlement and the OCC Consent Orders are referred to herein as the "Consent Agreements"). The Consent Agreements provide, among other things, for TCF Bank to submit a restitution plan to the BCFP and OCC pursuant to which TCF Bank will pay restitution in the total amount of $25.0 million to certain current and former customers of TCF Bank who opted-in to TCF’s overdraft service between January 1, 2010 and December 31, 2013 and who paid overdraft fees to TCF Bank. It also requires a notice to certain customers opted-in to overdraft service reminding them of their current opt-in choice. The Consent Agreements also provide that TCF Bank shall pay $5.0 million in civil money penalties, $3.0 million of which shall be paid to the OCC and $2.0 million of which shall be paid to the BCFP. In addition, TCF Bank expects to incur approximately $2.0 million in administrative costs related to the administration of the restitution plan required under the Consent Agreements. The financial impact of the Consent Agreements will be reflected in TCF Financial Corporation’s second quarter results.

A copy of the media statement issued by the Company is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Media Statement issued July 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  July 20, 2018